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                                                                    (FERRO LOGO)

                                  EXHIBIT 10(k)

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                                FERRO CORPORATION
                               EXECUTIVE EMPLOYEE
                           DEFERRED COMPENSATION PLAN

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                         Amended and Restated Effective
                                  June 30, 2004

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                                                         As Amended and Restated
                                                                   June 30, 2004

                                FERRO CORPORATION
                  EXECUTIVE EMPLOYEE DEFERRED COMPENSATION PLAN

                                  INTRODUCTION

     This document (this "Plan") is the FERRO CORPORATION EXECUTIVE EMPLOYEE DEFERRED COMPENSATION PLAN. This Plan was originally adopted and effective as of January 1, 1998. This Plan was later amended by the adoption of First, Second and Third Amendments.

     This Plan is now amended and restated effective June 30, 2004, as follows.

                                    ARTICLE I

                                NAME AND PURPOSE

1.1 Name. The name of this Plan is the "Ferro Corporation Executive Employee Deferred Compensation Plan."

1.2 Plan Sponsor. The sponsor of this Plan is Ferro Corporation ("Ferro"), an Ohio corporation.

1.3 Purpose. This purpose of this Plan is to provide unfunded deferred compensation to certain management and highly compensated employees of the Ferro Group Companies under the conditions set forth in this Plan.

1.4 Plan for a Select Group. This Plan covers only employees of a Ferro Group Company who are members of a "select group of management or highly compensated employees" as provided in Sections 201(2), 301(a)(3), 401(a)(1) and 4021(b)(6) of ERISA. Notwithstanding any provision of this Plan to the contrary, this Plan will be administered and its benefits limited in a manner to comply with the above cited sections of ERISA.

1.5 Not a Funded Plan. Ferro intends that this Plan be deemed to be "unfunded" for tax purposes as well as for purposes of Title I of ERISA. Notwithstanding any provision of this Plan to the contrary, this Plan will be administered in a manner so that it is deemed "unfunded."

                                   ARTICLE II

                         DEFINITIONS AND INTERPRETATION

2.1 Definitions. Appendix A sets forth the definitions of certain terms used in this Plan. Those terms shall have the meanings set forth on Appendix A where used in this Plan and identified with initial capital letters.

2.2  General Rules of Construction. For purposes of interpreting this Plan,

     (A) the masculine gender will include the feminine and neuter, and vice versa, as the context requires;


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                                                         As Amended and Restated
                                                                   June 30, 2004

     (B) the singular number will include the plural, and vice versa, as the context requires;

     (C) the present tense of a verb will include the past and future tenses, and vice versa, as the context requires; and

     (D) as provided under Article VII, the Administrator will retain the power and duty to interpret this Plan and resolve ambiguities.

                                   ARTICLE III

                      PARTICIPATION; DEFERRALS AND ACCOUNTS

3.1 Eligibility. In order to be eligible to participate in this Plan, an individual must -

     (A)  be an Executive Employee of a Ferro Group Company, and

     (B) be selected by the Administrator to participate in this Plan for all or part of an Election Year.

3.2 Participation. Generally, an Eligible Employee may become a Participant and actively participate for an Election Year only by completing and filing a Deferred Compensation Agreement described in Section 3.3 below with his or her Ferro Group Company before January 1 of an Election Year. If, however, an employee first becomes an Eligible Employee after January 1 of an Election Year, then that employee may become a Participant and actively participate for a portion of the Election Year beginning on the first day of the month coincident with or immediately after the date the Eligible Employee completes and files a Deferred Compensation Agreement described in
     Section 3.3 below with his or her Ferro Group Company.

3.3 Deferral Elections. With respect to each Election Year, each Eligible Employee may elect, under his or her Deferred Compensation Agreement for such Election Year, to make one or more of the deferrals described below.

     (A) Salary Deferral: Deferral of any whole percentage of up to 75% of his or her Base Annual Salary for the Election Year which is payable each payroll period commencing on or after the Eligible Employee's Entry Date.

     (B) Bonus Deferral: Deferral of any whole percentage up to 100% of the Bonus which is earned on or after his or her Entry Date in the Election Year.

     (C) Performance Share Award: Deferral of any whole percentage up to 100% of payments with respect to Performance Shares which are earned on or after the Eligible Employee's Entry Date in the Election Year.

     A Participant's election to defer will be effective only for the Election Year(s) indicated in his or her Deferred Compensation Agreement. The amount of a Participant's Base Annual Salary, Bonus and Performance Share Award will be determined in accordance with the information contained in the payroll records of the Ferro Group Company.


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                                                         As Amended and Restated
                                                                   June 30, 2004

3.4  Salary Reductions and Deferral Amounts.

     (A) A Participant's election to defer pursuant to 3.3(A) above will cause an equivalent reduction in the Participant's Base Annual Salary at the time the Base Annual Salary would otherwise be payable.

     (B) A Participant's election to defer pursuant to 3.3(B) above will cause an equivalent reduction in the Participant's Bonus at the time the Bonus would otherwise be payable.

     (C) A Participant's election to defer in accordance with 3.3(C) above will cause an equivalent reduction in the payment in respect of the Participant's Performance Shares at the time the Performance Share Award would otherwise be payable.

     An amount equal to the reductions in a Participant's Base Annual Salary, Bonus and Performance Share Award pursuant to 3.1(A), 3.1(B) and 3.1(C) above will constitute an Elective Amount and will be credited to the Participant's Elective Account at the time of the reductions.

3.5  Alteration of Deferrals. A Participant's deferral election made pursuant to
     Section 3.3 will be irrevocable except that, if the Participant receives a distribution on account of a Financial Hardship, then the Administrator may, at its option, discontinue the Participant's deferral election for the remainder of the current Election Year, and preclude the Participant from making any deferrals for all or part of the succeeding Election Year.

3.6 Establishment of Accounts. Each Ferro Group Company will establish an Account in the name of each Participant who is employed by it on the books and records of the Ferro Group Company. All amounts credited to the Account of any Participant or former Participant will constitute a general, unsecured liability of such Ferro Group Company to the Participant.

3.7 Allocation of Elective Amounts. At the time a Participant's Base Annual Salary, Bonus or Performance Share Award are reduced pursuant to Section 3.4, the Ferro Group Company employing the Participant will credit the Participant's Account with the Participant's Elective Amount with respect to such Base Annual Salary, Bonus or Performance Share Award.

3.8 Pre-1999 Elective Amounts. The Ferro Group Company will maintain separate Accounts for the Elective Amounts deferred by the Participant before 1999 and after 1998, to enable the Participant to elect for the deemed investment of the Elective Amounts as provided under Section 5.4 below.

3.9 Crediting of Earnings. The Ferro Group Company will credit the Account of each Participant who is or was its employee with earnings, gains and losses in accordance with the deemed investment of the Elective Amounts elected by the Participant under Section 5.4 below.


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                                                         As Amended and Restated
                                                                   June 30, 2004

                                   ARTICLE IV

                          BENEFITS; PAYMENT OF BENEFITS

4.1 Date of Distribution. Distribution of the amounts credited to the Participant's Account will be made as soon as practicable after the earlier of:

     (A) the date elected by the Participant in his or her Deferred Compensation Agreement, or

     (B) the Participant's death, Disability, or Termination of Employment before the Participant's Retirement Date.

     If the Participant has a Termination of Employment on or after the Participant's Retirement Date, the amounts credited to the Account will be distributed as soon as practicable after the date elected by the Participant in the Deferred Compensation Agreement.

4.2 Distribution on Change in Control. If the Participant has elected in his or her Deferred Compensation Agreement to receive a distribution of the amounts credited to his or her Account if a Change in Control occurs, then if a Change in Control occurs, the Ferro Group Company will distribute to the Participant (or, in the event of the Participant's death, the Participant's Beneficiary) a lump sum payment of the amount credited to the Participant's Account within thirty (30) days after the Change in Control. The amount credited to the Participant's Account will be determined as of the end of the calendar month immediately preceding the month in which the Change in Control occurs, with such date being the Valuation Date for purposes of the distribution. The lump sum payment will be made in the form of cash as regards the portion of the Participant's Account deemed to be invested in Treasury instruments, and in the form of Ferro Common Stock as regards the portion of the Participant's Account deemed to be invested in Ferro Common Stock.

4.3 Hardship Distribution. At any time before payment in full of the amounts credited to a Participant's Account, a Participant may submit a written request to the Administrator for the distribution of all or a portion of the Participant's Account because of a Financial Hardship. In response, the Administrator has the authority to determine, in its sole discretion, that payments should be made in any manner the Administrator deems appropriate, in whole or in part, on any other date or dates in order to alleviate a Financial Hardship of a Participant.

4.4 Form of Distribution. Except as provided in Section 4.2 and 4.3, payment will be made of the Participant's Account as follows.

     (A) Treasury Instruments. Unless the Participant elects otherwise in the Deferred Compensation Agreement, the portion of the Participant's Account deemed to be invested in Treasury instruments will be distributed in the form of cash in a single lump sum payment or installment payments, or a combination of both, as determined by the Administrator.

     (B) Ferro Common Stock. The portion of the Participant's Account deemed to be invested in Ferro Common Stock will be distributed in the form of Ferro Common Stock in a single lump sum payment.


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                                                         As Amended and Restated
                                                                   June 30, 2004

4.5 Valuation of Distributions. All distributions under this Plan will be based upon the amount credited to the Participant's Account as of the Valuation Date immediately preceding the date of distribution.

4.6 Death Prior to Distribution. If the Participant dies before receiving complete distribution of the Account under Section 4.1, 4.2 or 4.3 above, then the Beneficiary of the deceased Participant will be entitled to a death benefit equal to the balance of the Participant's Account.

     (A) Death Prior to Retirement Date. In the event the Participant has not incurred a Termination of Employment and dies prior to his or her Retirement Date, the Ferro Group Company will distribute the balance of the Participant's Account to the Beneficiary as soon as practicable after the Participant's death in the form provided in Section 4.4.

     (B) Death After Retirement Date. In the event the Participant has incurred a Termination of Employment after reaching his or her Retirement Date (or the Participant has reached his or her Retirement Date and has not incurred a Termination of Employment) and dies, the Ferro Group Company will distribute the balance of the Participant's Account to the Beneficiary at the time and in the form elected in the Deferred Compensation Agreement or, if no form is elected, in the form provided under Section 4.4.

4.7 Change in Date or Form of Distribution. The Administrator, with the consent of the Chief Executive Officer of Ferro, may establish procedures to permit some or all Participants to request to change their prior Deferred Compensation Agreements regarding the date or form in which all or a portion of the Account will be distributed. Any procedures to change the elected date or form will require that the Participant's request be made a reasonable period of time before the portion of the Account affected by the request will otherwise be distributed, or require a forfeiture of a significant percentage of the portion of the Account affected by the request. In the case of a request to change the distribution date to a date which is later than that elected in the Deferred Compensation Agreement, the procedures will require that the Participant make such a request at least one year prior to the original distribution date unless special circumstances apply. The Administrator may, but is not required to, grant any such requests. The Administrator, with the consent of the Chief Executive Officer of Ferro, may establish similar procedures to permit some or all Beneficiaries of deceased Participants to request, where distribution to the Beneficiary is deferred or to be made in installment payments, to accelerate all or a portion of the distribution in the form of an immediate lump sum payment.

4.8 Administration of Distributions. Distributions under this Plan will be made as soon as administratively possible following receipt of notice by the Administrator of an event that entitles a Participant or a Beneficiary to payments under this Plan and completion by the Participant or Beneficiary of any forms required by the Administrator.

4.9 Designation of Beneficiary. Subject to the rules and procedures promulgated by the Administrator, a Participant may sign a document designating a Beneficiary or Beneficiaries. If a Participant fails to designate any Beneficiary in accordance with the provisions of this Section, then the Beneficiary will be deemed to be the Participant's spouse, or if no spouse is then living, the Participant's estate.


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                                                         As Amended and Restated
                                                                   June 30, 2004

4.10 Protective Distributions. If the Administrator determines, in its sole discretion, that a Participant is not, or may not be, a member of a "select group of management or highly compensated employees" within the meaning of
     Section 201(2), 301(a)(3), 401(a)(1) or 4021(b)(6) of ERISA, then the
     Administrator may, in its sole discretion, terminate the Participant's participation in this Plan, and distribute all amounts credited to the Participant's Account in a single lump sum payment. Any distribution under this Section 4.10 will be made at the time the Administrator determines in its sole discretion.

4.11 Tax Withholding. A Ferro Group Company may withhold, from any payment made by it under this Plan, the amount or amounts as may be required for purposes of complying with the tax withholding or other provisions of the Code or the Social Security Act or any state or local income or employment tax act or for purposes of paying any estate, inheritance or other tax attributable to any amounts payable hereunder.

4.12 Inability to Locate Participant. If a Ferro Group Company or the Administrator notifies a Participant or Beneficiary of an entitlement to an amount under this Plan and the Participant or Beneficiary fails to claim the amount or to disclose the location of the Participant or Beneficiary within three years thereafter, then, except as otherwise required by law, if the location of one or more of the next of kin of the Participant or Beneficiary is known to the Ferro Group Company or the Administrator, the Administrator may direct distribution of the amount to any one or more or all of the next of kin, and in such proportions as the Administrator, in its sole discretion, determines. If the location of none of the foregoing persons can be determined, the Administrator will direct that the amount payable to the Participant or Beneficiary be forfeited. If, after the forfeiture, the Participant or Beneficiary later claims the benefit under this Plan, then the benefit will be reinstated without interest or earnings from the date of forfeiture. If a benefit payable to a Participant or Beneficiary that cannot be located is subject to escheat under state law, then no further benefit will be payable with respect to any Participant for whom payment was made by the Administrator according to the escheat provisions of state law.

                                    ARTICLE V

                             RIGHTS OF PARTICIPANTS

5.1 Creditor Status of Participants. The Elective Amounts of a Participant shall be merely unfunded, unsecured promises of the Ferro Group Company (by which the Participant is employed) to make benefit payments in the future and shall be liabilities solely against the general assets of such Ferro Group Company. Except as provided in Section 5.6, Ferro and the other Ferro Group Companies shall not be required to segregate, set aside or escrow the Elective Amounts nor any earnings, gains and losses credited thereon. With respect to amounts credited to any Account hereunder and any benefits payable hereunder, a Participant and Beneficiary will have the status of general unsecured creditors of the Ferro Group Company (by which the Participant is employed), and may look only to that Ferro Group Company and its general assets for payment of the Account and benefits.

5.2 Rights with Respect to the Trust. Any trust, and any assets held thereby to assist Ferro or other Ferro Group Company in meeting its obligations under this Plan, will in no way be deemed to controvert the provisions of Section
     5.1 above.


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                                                         As Amended and Restated
                                                                   June 30, 2004

5.3 Investments. In Ferro's sole discretion, the Ferro Group Companies may acquire insurance policies, annuities or other financial vehicles for the purpose of providing future assets of Ferro Group Companies to meet their anticipated liabilities under this Plan. Such policies, annuities or other investments, shall at all times be and remain unrestricted general property and assets of the Ferro Group Companies or property of a trust established pursuant to Article VI of this Plan. Participants and Beneficiaries will have no rights, other than as general creditors, with respect to any such policies, annuities or other acquired assets.

5.4 Method for Crediting Investment Return. As described in Section 3.8 above, the Ferro Group Companies will maintain separate Accounts for the Elective Amounts deferred by the Participant before 1999 and after 1998.

     (A) Post-1998 Account. As elected by the Participant in his or her Deferred Compensation Agreement, the Elective Amounts deferred after 1998 will, in the portions specified by the Participant in the Deferred Compensation Agreement, be deemed to be invested in either Ferro Common Stock or Treasury instruments, as described below.

          (1) Ferro Stock. The Elective Amounts will be deemed to be invested in shares of Ferro Common Stock as of the date the Elective Amounts would have been paid to the Participant if they were not deferred. The Account will be deemed to receive all dividends (whether in stock or cash) and stock splits which would be received if the Account was actually invested shares of Ferro Common Stock, and such dividends and stock splits will be deemed to be reinvested in shares of Ferro Common Stock as of the date of their receipt. The investment in Ferro Common Stock will be deemed to be made at the closing sale price of Ferro Common Stock on the New York Stock Exchange Composite Tape (as reported in The Wall Street Journal) on the trading day of the deemed investment.

          (2) Treasury Instruments. The Elective Amounts will be deemed to be invested in Treasury instruments yielding a rate of interest equal to three hundred (300) basis points over the Ten-Year Constant Treasury Maturity Yield as reported by the Federal Reserve Board.

     (B) Pre-1999 Account. Each Participant with an Account credited with Elective Amounts deferred before 1999 will be deemed to be invested in Treasury instruments as described in Section 5.4(A)(2) above, except to the extent the Participant elected, in writing during the special election period provided in 1999, for all or a portion of the Account to be deemed to be invested in Ferro Common Stock. Under any such election, the portion of the Account designated by the Participant to be deemed invested in shares of Ferro Common Stock will be deemed invested as of the date the Elective Amounts would have been paid to the Participant if they were not deferred, and otherwise will be valued and credited with dividends and stock splits, in the same manner as described in Section 5.4(A)(1) above.

     (C) Periodic Adjustment of Accounts. As of each Valuation Date, the Participant's Account will be adjusted to reflect earnings and losses on the deemed investments. To the extent the Account is deemed to be invested in Ferro


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                                                         As Amended and Restated
                                                                   June 30, 2004

          stock, it will be credited as of each Valuation Date with hypothetical appreciation and depreciation and earnings, as computed and determined by the Administrator based on the value of Ferro Common Stock and its dividends as provided in Section 5.4(A)(1) above. To the extent the Participant's Account is deemed to be invested in Treasury instruments, it will be credited as of each Valuation Date with hypothetical earnings, as computed and determined by the Administrator using a rate of interest equal to three hundred (300) basis points over the Ten-Year Constant Treasury Maturity Yield as provided in
          Section 5.4(A)(2) above. The Administrator will provide each Participant annually with a statement showing the balance credited to the Participant's Account as of the last day of the preceding Election Year.

5.5 Bookkeeping Account Only. A Participant's Account is solely for the purpose of measuring the amounts to be paid under this Plan. The Ferro Group Companies will not fund or secure, and will not be permitted to fund or secure, the Account in any way, and the Ferro Group Companies' obligation to the Participants under this Plan is solely contractual.

5.6 Escrow Upon a Change in Control. Notwithstanding any provision of this Plan to the contrary, within five days after the occurrence of a Potential Change in Control, the Ferro Group Companies will establish an irrevocable escrow account at a financial institution satisfactory to Ferro and the Participants (or, in the case of death, the Participants' Beneficiaries), determined by a majority vote of such Participants and Beneficiaries, to keep on deposit in the escrow account an amount at least equal to the total balances of the Accounts in the Plan determined as of the end of the calendar month immediately preceding the occurrence of a Potential Change in Control, with such date being the Valuation Date for this purpose. The amount required to be kept on deposit in the escrow account by the Ferro Group Companies will be recalculated as of each Valuation Date. The escrow account will remain subject to the claims of creditors of the Ferro Group Companies and will have the other characteristics required to preserve the unfunded status of this Plan as provided under Section 1.4. Subject to the later provisions of this Section, the escrow amount will be kept on deposit at all times after the expiration of five days following the occurrence of a Potential Change in Control, or a Change in Control, whichever occurs earlier.

     If a Change in Control does not occur within twelve months after the occurrence of a Potential Change in Control, Ferro may request the escrow agent to return to the Ferro Group Companies the amounts in escrow. Otherwise, amounts deposited in the escrow account will be paid out by the escrow agent only to:

     (A) the Participant or Beneficiary, in such amounts as the Participant or Beneficiary certify to the escrow agent as amounts that the Ferro Group Company is in default in paying under the terms of this Plan or a related Deferred Compensation Agreement; or

     (B) the Ferro Group Companies, to the extent that the amount on deposit exceeds the total balances of the Accounts in the Plan determined as of the end of the calendar month immediately preceding the occurrence of a Potential Change in Control, reduced by any payments made, and as specified in joint written instructions from the affected Participants and Beneficiaries and Ferro to the escrow agent or in a final arbitral award.


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                                                         As Amended and Restated
                                                                   June 30, 2004

     Ferro will have the right to instruct the escrow agent to invest all or any portion of the escrow account in time deposits or certificates of deposit with, or repurchase or other obligations of, any "bank" (as determined by Ferro), or obligations issued or guaranteed by the United States or any of its agencies or instrumentalities, provided that no investment will be for a period of more than ninety (90) days. The escrow agent will have no liability for following the instructions of Ferro regarding any such investment, or for any loss in the value of the escrow account as a consequence of any such investment or its liquidation.

     The Ferro Group Companies may meet their obligation to keep amounts on deposit in the escrow account through deposits of assets, one or more letters of credit deposited in escrow, any combination of the foregoing. The Ferro Group Companies will have the right to substitute one form of permitted deposit in the escrow account for another form of permitted deposit at any time.

                                   ARTICLE VI

                                      TRUST

6.1 Establishment of Trust. Notwithstanding any other provision or interpretation of this Plan, Ferro may establish a Trust in which to hold cash, insurance policies or other assets that may be used to make, or reimburse Ferro or any other Ferro Group Company for, payments to the Participants or Beneficiaries of all or part of the benefits under this Plan. Any Trust assets shall at all times remain subject to the claims of general creditors of Ferro or any other Ferro Group Company in the event of the insolvency of Ferro or such other Ferro Group Company as more fully described in the Trust.

6.2 Obligation of the Ferro Group Companies. Notwithstanding the fact that a Trust may be established under Section 6.1, the Ferro Group Companies shall remain liable for paying the benefits under this Plan. However, any payment of benefits to a Participant or Beneficiary made by a Trust will satisfy the appropriate Ferro Group Company's obligation to make payment to such person under this Plan.

6.3 Trust Terms. A Trust established under Section 6.1 may contain any terms as Ferro may determine to be necessary or desirable. Ferro may terminate or amend a Trust established under Section 6.1 at any time, and in any manner it deems necessary or desirable, subject to the terms of any agreement under which any Trust is established or maintained.

                                   ARTICLE VII

                       ADMINISTRATION AND CLAIMS PROCEDURE

7.1 Administrator. The Administrator will be Ferro, acting by and through Ferro's Corporate Human Resources Department, unless the Board of Directors, acting itself or through an appropriate committee, designates otherwise.

7.2 General Rights, Powers, and Duties of Administrator. The Administrator will be the Plan administrator under ERISA. The Administrator will be responsible for the general administration of this Plan and will have all powers as may be necessary to carry

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                                                         As Amended and Restated
                                                                   June 30, 2004

     out the provisions of this Plan and may, from time to time, establish rules for the administration of this Plan and the transaction of this Plan's business. In addition to any powers, rights and duties set forth elsewhere in this Plan, it will have the following powers and duties:

     (A) To enact rules, regulations, and procedures and to prescribe the use of such forms as it deems advisable;

     (B) To appoint or employ agents, attorneys, actuaries, accountants, assistants or other persons (who may also be Participants in this Plan or be employed by or represent a Ferro Group Company) at the expense of the Ferro Group Companies, as it deems necessary to keep its records or to assist it in taking any other action authorized or required under this Plan;

     (C) To interpret this Plan, and to resolve ambiguities, inconsistencies and omissions, to determine any question of fact, to determine the right to benefits of, and the amount of benefits, if any, payable to, any person in accordance with the provisions of this Plan and resolve all questions arising under this Plan;

     (D) To administer this Plan in accordance with its terms and any rules and regulations it establishes; and

     (E) To maintain records concerning this Plan as it deems sufficient to prepare reports, returns and other information required by this Plan or by law; and

     (F) To direct a Ferro Group Company to pay benefits under this Plan, and to give other directions and instructions as may be necessary for the proper administration of this Plan.

     Any decision, interpretation or other action made or taken by the Administrator arising out of or in connection with this Plan, will be within the absolute discretion of the Administrator, and will be final, binding and conclusive on Ferro, all other Ferro Group Companies, and all Participants and Beneficiaries and their respective heirs, executors, administrators, successors and assigns. The Administrator's determinations under this Plan need not be uniform, and may be made selectively among Participants, whether or not they are similarly situated.

7.3 Information to Be Furnished to the Administrator. A Ferro Group Company will furnish the Administrator with such data and information as it may reasonably require. The records of a Ferro Group Company will be determinative of each Participant's period of employment, termination of employment, personal data, and data regarding Base Annual Salary, Bonus and Performance Share Award, and all deferrals under this Plan. Participants and their Beneficiaries will furnish to the Administrator such evidence, data or information and execute such documents as the Administrator requests.

7.4 Claim for Benefits. A Participant or Beneficiary will make all claims for payment under his Plan in writing to the Administrator in the manner prescribed by the Administrator. The Administrator will process each claim and determine entitlement to benefits within 90 days after the Administrator receives a completed application for benefits. If the Administrator needs an extension of time for processing, then the Administrator will notify the claimant before the end of the initial 90-day period. The extension notice will indicate the special circumstances requiring an extension of

                                                         As Amended and Restated
                                                                   June 30, 2004

     time and the date as of which the Administrator expects to render the final decision. In no event will such an extension exceed 90 days from the end of the initial period.

7.5 Denial of Benefit. If a claim is wholly or partially denied by the Administrator, then the Administrator will notify the claimant of the denial of the claim in a writing delivered in person or mailed by first class mail to the claimant's last known address. The notice of denial will contain:

     (A)  the specific reason or reasons for denial of the claim;

     (B) a reference to the relevant Plan provisions upon which the denial is based;

     (C) a description of any additional material or information necessary for the claimant to perfect the claim, together with an explanation of why the material or information is necessary; and

     (D)  an explanation of this Plan's claim review procedure.

     If no notice is provided, the claim will be deemed denied. The interpretations, determinations and decisions of the Administrator will be final and binding upon all persons with respect to any right, benefit and privilege hereunder, subject to the review procedures set forth in this Article.

7.6 Request for Review of a Denial of a Claim for Benefits. Any claimant or any authorized representative of the claimant whose claim for benefits under this Plan has been denied or deemed denied, in whole or in part, may upon written notice to the Appeals Committee request a review by the Appeals Committee of the denial of the claim. The claimant will have 60 days from the date the claim is deemed denied or 60 days from receipt of the notice denying the claim, as the case may be, in which to request a review by written application delivered to the Appeals Committee, which must specify the relief requested and the reason such claimant believes the denial should be reversed.

7.7 Appeals Procedure. The Appeals Committee will review the facts and relevant documents including this Plan, and interpret the facts and relevant documents including this Plan to render a decision on the claim. The review may be of written briefs submitted by the claimant, or at a hearing, or by both, as deemed necessary or appropriate by the Appeals Committee. Any hearing will be held in the main office of Ferro, or such other location as the Appeals Committee may select, on the date and at the time as the Appeals Committee designates by giving at least 15-days' notice to the claimant, unless the claimant accepts shorter notice. The notice will specify that the claimant must indicate in writing, at least five days in advance of the hearing, the claimant's intention to appear at the appointed time and place, or the hearing will be automatically cancelled. The reply will specify any other persons who will accompany the claimant to the hearing, or such other persons will not be admitted to the hearing. The Appeals Committee will make every effort to schedule the hearing on a day and at a time that is convenient to both the claimant and the Appeals Committee. The claimant, or his duly authorized representative, may review all pertinent documents relating to the claim in preparation for the hearing and may submit issues and comments in writing before or during the hearing.

7.8 Decision Upon Review of Denial of Claim for Benefits. In making its decision, the Appeals Committee will have full power and discretion to interpret this Plan, to resolve

                                                         As Amended and Restated
                                                                   June 30, 2004

     ambiguities, inconsistencies and omissions, to determine any question of fact, and to determine the right to benefits of, and the amount of benefits, if any, payable to, any person in accordance with the provisions of this Plan. The Appeals Committee will render a decision on the claim reviewed no more than 60 days after the receipt of the claimant's request for review, unless special circumstances (such as the need to hold a hearing) require an extension of time, in which case the 60-day period may be extended up to 120 days. The Appeals Committee will provide written notice of its decision to the claimant within the time frame specified. The notice will include the specific reasons for the decision and contain specific references to the relevant Plan provisions upon which the decision is based. If notice of the decision is not provided within the time frame specified, the claim will be deemed denied on review. The decision of the Appeals Committee will be final and binding in all respects on the Administrator, the Ferro Group Company and claimant involved.

7.9 Establishment of Appeals Committee. The Chief Executive Officer of Ferro will appoint three or more persons to serve as members of the Appeals Committee. The Chief Executive Officer may appoint one Appeals Committee to hear all appeals of denied benefits that arise under this Plan, or may appoint a new Appeals Committee each time an Appeals Committee is needed to hear an appeal of denied benefits that arises under this Plan. The members of the Appeals Committee will remain in office at the will of the Chief Executive Officer, and the Chief Executive Officer may remove any of the members with or without cause. A member of the Appeals Committee may resign upon written notice to the remaining member or members of the Appeals Committee and to the Chief Executive Officer, respectively. The fact that a person is a Participant or a former Participant or a prospective Participant will not disqualify that person from acting as a member of the Appeals Committee. No member of the Appeals Committee will be disqualified from acting on any question because of the member's interest in the question, except that no member of the Appeals Committee may act on any claim which the member has brought as a Participant, former Participant, or Beneficiary under this Plan. In case of the death, resignation or removal of any member of the Appeals Committee, the remaining members will act until a successor-member is appointed by the Chief Executive Officer. At the Administrator's request, the Chief Executive Officer will notify the Administrator in writing of the names of the members of the Appeals Committee, of any and all changes in the membership of the Appeals Committee, of the member designated as Chairman, and the member designated as Secretary, and of any changes in either office. Until notified of a change, the Administrator will be protected in assuming that there has been no change in the membership of the Appeals Committee or the designation of Chairman or of Secretary since the last notification was filed with it. The Administrator will be under no obligation at any time to inquire into the membership of the Appeals Committee or its officers. All communications to the Appeals Committee will be addressed to its Secretary at the address of the Company.

7.10 Operation of the Appeals Committee. On all matters and questions, the decision of a majority of the members of the Appeals Committee will govern and control. A meeting need not be called or held to make any decision. The Appeals Committee will appoint one of its members to act as its Chairman and another member to act as Secretary. The terms of office of these members will be determined by the Appeals Committee, and the Secretary and/or Chairman may be removed by the other members of the Appeals Committee for any reason which such other members may deem just and proper. The Secretary will do all things directed by the Appeals Committee. Although the Appeals Committee will act by decision of a majority of its

                                                         As Amended and Restated
                                                                   June 30, 2004

     members as provided above, in the absence of written notice to the contrary, every person may deal with the Secretary and consider the Secretary's acts as having been authorized by the Appeals Committee. Any notice served or demand made on the Secretary will be deemed to have been served or made upon the Appeals Committee.

7.11 Limitation of Duties. Ferro, the other Ferro Group Companies, the Administrator, the Appeals Committee, and their respective officers, members, employees and agents will have no duty or responsibility under this Plan other than the duties and responsibilities expressly assigned or delegated to them pursuant to this Plan. None of them will have any duty or responsibility with respect to those duties or responsibilities assigned or delegated to another.

7.12 Agents. The Administrator and the Appeals Committee may hire any attorneys, accountants, actuaries, agents, clerks, and secretaries as it may deem desirable in the performance of its duties, any of whom may also be advisors to any Ferro Group Company or any subsidiary or affiliated company.

7.13 Expenses of Administration. No fee or compensation will be paid to the Administrator or any member of the Appeals Committee for their performance of services as such. Ferro will bear all other expenses incurred in the administration of this Plan except to the extent Ferro determines that the expenses are allocable to, and should be paid by, one or more of the Ferro Group Companies.

7.14 Indemnification. In addition to whatever rights of indemnification any member or employee of the Administrator, the Appeals Committee, Ferro or other Ferro Group Company under this Plan may be entitled to under the articles of incorporation, regulations or bylaws of the Ferro Group Companies, under any provision of law or under any other agreement, the Ferro Group Companies will satisfy any liability actually incurred by any member or employee including reasonable expenses and attorneys' fees, and any judgments, fines, and amounts paid in settlement, in connection with any threatened, pending or completed action, suit or proceeding which is related to the exercise or failure to exercise by any member or employee any powers, authority, responsibilities or discretion provided under this Plan or reasonably believed by a member or employee to be provided under this Plan, and any action taken by a member or employee in connection with such exercise or failure to exercise. This indemnification for all such acts taken or omitted is intentionally broad, but will not provide indemnification for embezzlement or diversion of Plan funds for the benefit of any member or employee. This indemnification will not be provided for any claim by a Ferro Group Company or a subsidiary or affiliated company thereof against any member or employee. No indemnification will be provided to any person who is not an individual.

7.15 Limitation of Administrative Liability. Neither Ferro, any Ferro Group Company, the Administrator, the Appeals Committee, nor any of their members or employees will be liable for any act taken by such person or entity pursuant to any provision of this Plan except for gross abuse of the discretion given them under this Plan. No member of the Administrator or Appeals Committee will be liable for the act of any other member. No member of the Board of Directors will be liable to any person for any action taken or omitted in connection with the administration of this Plan.

7.16 Limitation of Sponsor Liability. Any right or authority exercisable by Ferro or Board of Directors pursuant to any provision of this Plan will be exercised in Ferro's capacity

                                                         As Amended and Restated
                                                                   June 30, 2004

     as sponsor of this Plan, or on behalf of Ferro in such capacity, and not in a fiduciary capacity, and may be exercised without the approval or consent of any person in a fiduciary capacity. Neither Ferro, nor the Board of Directors, nor any of their respective officers, members, employees, agents and delegates, will have any liability to any party for its exercise of any such right or authority.

                                  ARTICLE VIII

                            AMENDMENT AND TERMINATION

8.1 Amendment, Modification and Termination. Subject to Section 8.4 below, this Plan may be amended, modified or terminated by Ferro at any time, or from time to time, by action of an appropriate Ferro officer authorized or ratified by the Board of Directors. No amendment, modification or termination will be effective if it:

     (A) causes this Plan to be for a purpose other than the exclusive benefit of the Participants, or

     (B) reduces the amounts credited to any Participant's Account or adversely affects the right of any Participant or Beneficiary to receive payment of the Account as provided under this Plan, determined as of the date of the amendment.

     The prior provisions notwithstanding, this Plan may be amended to:

          (1) reduce or eliminate the ability for Participants to defer future Elective Amounts under this Plan;

          (2) reduce or eliminate the future deemed interest or earnings credited to the amounts held in a Participant's Account;

          (3)  comply with any law; or

          (4) preserve the intended deferral of taxation for the benefit of all Participants Accounts.

8.2 Effect of Amendment on Distributions. If this Plan is amended to prohibit future Elective Amounts, then the amounts credited to Participants' Accounts will be distributed as provided in Article IV above. If this Plan is terminated, then the Participants will receive distribution of the amounts credited to their Accounts:

     (A) in a single lump sum cash payment with respect to the portion of the Account deemed to be invested in Treasury instruments, and

     (B) in a single lump sum distribution of shares of Ferro Common Stock with respect to the portion of the Account deemed to be invested in Ferro Common Stock.

     If this Plan is terminated, then the amounts credited to the Participant's Accounts will be determined as of the Valuation Date on or immediately preceding the date of Plan termination.

                                                         As Amended and Restated
                                                                   June 30, 2004

8.3 Actions Binding on Ferro Group Companies. Any amendments made to this Plan will be binding on all the Ferro Group Companies without the approval or consent of the Ferro Group Companies other than Ferro. Ferro may, by amendment, also terminate this Plan on behalf of all or any one of the other Ferro Group Companies in its sole discretion.

8.4 Termination or Amendment After Change in Control. If a Change of Control occurs, then, for a period of two (2) calendar years following such Change in Control, Ferro may not amend or terminate this Plan without the prior written consent of all Participants.

                                   ARTICLE IX

                              FERRO GROUP COMPANIES

9.1 List of Ferro Group Companies. The Ferro Group Companies as of the Amendment and Restatement Date are Ferro and the subsidiaries and affiliates of Ferro listed on Appendix B to this Plan. Ferro may from time to time add or remove Ferro subsidiaries and affiliates from the list of Ferro Group Companies by written action of its Chief Executive Officer. The addition or deletion will not require a formal amendment to this Plan.

9.2 Delegation of Authority. Ferro is fully empowered to act on behalf of itself and the other Ferro Group Companies as it may deem appropriate in maintaining this Plan and any Trust. The adoption by Ferro of any amendment to this Plan or any Trust, or the termination of this Plan or any Trust, will constitute and represent, without any further action on the part of any Ferro Group Company, the approval, adoption, ratification or confirmation by each Ferro Group Company of any amendment or termination. In addition, the appointment of or removal by Ferro of any Administrator, any trustee or other person under this Plan or any Trust will constitute and represent, without any further action on the part of any Ferro Group Company, the appointment or removal by each Ferro Group Company of such person.

                                    ARTICLE X

                                  MISCELLANEOUS

10.1 No Implied Rights. Neither the establishment of this Plan nor any amendment of this Plan will be construed as giving any Participant, Beneficiary or any other person any legal or equitable right unless the right is specifically provided for in this Plan or conferred by specific action of Ferro in accordance with the terms and provisions of this Plan. Except as expressly provided in this Plan, neither Ferro nor any other Ferro Group Company will be required or be liable to make any payment under this Plan.

10.2 No Right to Ferro Group Company Assets. Neither the Participant nor any other person will acquire by reason of this Plan any right in or title to any assets, funds or property of a Ferro Group Company whatsoever including, without limitation, any specific funds, assets or other property which a Ferro Group Company, in its sole discretion, may set aside in anticipation of a liability hereunder. Any benefits which become payable under this Plan will be paid from the general assets of the appropriate Ferro Group Company. No assets of the Ferro Group Companies will be held in

                                                         As Amended and Restated
                                                                   June 30, 2004

     any way as collateral security for the fulfilling of the obligations of the Ferro Group Companies under this Plan. No assets of the Ferro Group Companies will be pledged or otherwise restricted in order to meet the obligations of this Plan. The Participant will have only a contractual right to the amounts, if any, payable hereunder unsecured by any asset of a Ferro Group Company. Nothing contained in this Plan constitutes a guarantee by a Ferro Group Company that the assets of a Ferro Group Company will be sufficient to pay any benefit to any person.

10.3 No Employment Rights Created. This Plan will not be deemed to constitute a contract of employment between any of the Ferro Group Companies and any Participant, or to confer upon any Participant or employee the right to be retained in the service of any Ferro Group Company for any period of time, nor shall any provision of this Plan restrict the right of any Ferro Group Company to discharge or otherwise deal with any Participant or other employees, with or without cause. Nothing in this Plan will be construed as fixing or regulating the Base Annual Salary, Bonus or Performance Share Award payable to any Participant or other employee of a Ferro Group Company.

10.4 Offset. If at the time payment is to be made under this Plan the Participant or the Beneficiary or both are indebted or obligated to a Ferro Group Company, then the payment to be made to the Participant or the Beneficiary or both may, at the discretion of the Administrator at the request of the Ferro Group Company, be reduced by the amount of the indebtedness or obligation, provided, however, that an election by the Ferro Group Company not to request a reduction will not constitute a waiver of the Ferro Group Company's claim for such indebtedness or obligation.

10.5 No Assignment. Neither the Participant nor any other person will have any voluntary or involuntary right to commute, sell, assign, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey, in advance of actual receipt of the amount, if any, payable under this Plan, or any part of the amount payable from this Plan, and any attempt to do so will be void. All benefits or amounts credited to Accounts under this Plan are expressly declared to be unassignable and non-transferable. No part of the benefits or amounts credited to Accounts under this Plan will be, before actual payment, subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by the Participant or any other person, or be transferable by operation of law in the event of the Participant's or any other person's bankruptcy or insolvency.

10.6 Notice. Any notice required or permitted to be given under this Plan will be sufficient if in writing and hand delivered, or sent by registered or certified mail or by overnight delivery service, and:

     (A) if given to a Ferro Group Company, delivered to the principal office of Ferro, directed to the attention of the General Counsel; or

     (B) if given to a Participant or Beneficiary, delivered to the last post office address as shown on the Ferro Group Company's or the Administrator's records.

     Notice will be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark or the receipt for registration or certification.

                                                         As Amended and Restated
                                                                   June 30, 2004

10.7 Governing Laws. This Plan will be construed and administered according to the internal substantive laws of the State of Ohio to the extent not preempted by the laws of the United States of America.

10.8 Incapacity. If the Administrator determines that any Participant or Beneficiary entitled to payment under this Plan is a minor, a person declared incompetent or a person incapable of handling his or her property, the Administrator may direct any payment to the guardian, legal representative or person having the care and custody of the minor, incompetent or incapable person. The Administrator may require proof of minority, incompetence, incapacity or guardianship, as it may deem appropriate before making any payment. The Administrator will have no obligation thereafter to monitor or follow the application of amounts so paid. Payments made pursuant to this Section will completely discharge this Plan, any Trust, the Administrator, and the Ferro Group Companies with respect to the payments.

10.9 Court Ordered Distributions. The Administrator is authorized to make any payments directed by court order in any action in which this Plan or the Administrator is named as a party. In addition, if a court determines that a spouse or former spouse or dependent or former dependent of a Participant has an interest in the Participant's Account under this Plan in connection with a property settlement or otherwise, the Administrator, in its sole discretion, will have the right, notwithstanding any election made by a Participant, to immediately distribute the spouse's or former spouse's or dependent's or former dependent's interest in the Participant's Account under this Plan to that spouse or former spouse or dependent or former dependent.

10.10 Administrative Forms. All applications, elections and designations in connection with this Plan made by a Participant or Beneficiary will become effective only when duly executed on forms provided by the Administrator and filed with the Administrator.

10.11 Independence of Plan. Except as otherwise expressly provided, this Plan will be independent of, and in addition to, any other employee benefit agreement or plan or any rights that may exist from time to time under any other agreement or plan.

10.12 Responsibility for Legal Effect. Neither Ferro, any other Ferro Group Company, the Administrator, nor any officer, member, delegate or agent of any of them, makes any representations or warranties, express or implied, or assumes any responsibility concerning the legal, tax, or other implications or effects of this Plan.

10.13 Successors. The terms and conditions of this Plan will inure to the benefit of and bind Ferro, the Ferro Group Companies, the Administrator and its members, the Participants, their Beneficiaries, and the successors, assigns, and personal representatives of any of them.

10.14 Headings and Titles. The Section headings and titles of Articles used in this Plan are for convenience of reference only and are not to be considered in construing this Plan.

10.15 Appendices. The Appendices to this Plan constitute an integral part of this Plan and are hereby incorporated into this Plan by this reference.

10.16 Severability. If any provision or term of this Plan, or any agreement or instrument required by the Administrator, is determined by a judicial, quasi-judicial or administrative body to be void or not enforceable for any reason, all other provisions or

                                                         As Amended and Restated
                                                                   June 30, 2004

     terms of this Plan or the agreement or instrument will remain in full force and effect and will be enforceable as if the void or nonenforceable provision or term had never been a part of this Plan, or the agreement or instrument.

10.17 Actions by Ferro. Except as otherwise provided in this Plan, all actions of Ferro under this Plan will be taken by the Board of Directors, and be evidenced in a writing executed by an appropriate officer duly authorized.

10.18 Spousal Consent and Release. If, in the opinion of Ferro, any present, former or future spouse of an employee entitled to benefits from this Plan shall by reason of law appear to have any interest in the Plan benefits that may be or become payable hereunder to such employee, Ferro may as a condition precedent to the making of a benefit payment hereunder, require such written consent or release as in its discretion it shall determine to be necessary, desirable or appropriate either to prevent or avoid any conflict or multiplicity of claims, or to protect the rights of any such present, former or future spouse with respect to the payment of any benefits under this Plan.

10.19 Overpayments and Repayments. In the event that Ferro determines that the benefits actually paid under this Plan exceed the benefits that were properly payable to a Participant or Beneficiary pursuant to this Plan, Ferro may exercise any legal remedies available.

10.20 References to Sections of Law. References herein to the Code are to the Internal Revenue Code of 1986, as heretofore and hereafter amended, and to similar provision of subsequent federal law. References herein to ERISA are to the Employee Retirement Income Security Act of 1974, as heretofore and hereafter amended, and to similar provisions of subsequent law.

     To evidence this amended and restated FERRO CORPORATION EXECUTIVE EMPLOYEE DEFERRED COMPENSATION PLAN, Ferro Corporation, as Plan sponsor, has caused this document to be executed by its duly authorized officers as of this 30th day of June, 2004.

                                        FERRO CORPORATION


                                        By: /s/ James C. Bays
                                            ------------------------------------
                                            James C. Bays
                                            Vice President & General Counsel

                                                         As Amended and Restated
                                                                   June 30, 2004
                                                                      Appendix A

                                   DEFINITIONS

     For purposes of this Plan, the following terms have the meanings set forth below where used in this Plan and identified with initial capital letters:

            TERM                                    MEANING
            ----                                    -------
Account or Elective Account   For each Participant the bookkeeping account
                              maintained by the Ferro Group Company to reflect
                              the Participant's Elective Amounts for an Election
                              Year and all earnings, gains and losses thereon. A
                              Participant's Account shall not constitute or be
                              treated as a trust fund of any kind.

Administrator                 As defined in Section 7.1 of this Plan.

Amendment and                 June 30, 2004.
Restatement Date

Base Annual Salary            For any Participant the gross base salary payable
                              during an Election Year by a Ferro Group Company,
                              unreduced by any amounts deferred under the Ferro
                              Corporation Savings and Stock Ownership Plan, this
                              Plan, or any other plan maintained by the Ferro
                              Group Company. "Base Annual Salary" does not
                              include bonuses, commissions, incentive
                              compensation, any extraordinary compensation of a
                              recurring or nonrecurring nature, compensation
                              paid in a form other than cash, or contributions,
                              accruals, or benefits under the Ferro Corporation
                              Savings and Stock Ownership Plan, this Plan, or
                              any other plan maintained by the Ferro Group
                              Company (other than amounts elected to be deferred
                              by the Participant).

Beneficial Owner              "Beneficial owner" within the meaning of Rule
                              13d-3 under the Exchange Act.

Beneficiary                   As defined in 4.9 of this Plan.

Board of Directors            Ferro's Board of Directors.

Bonus The gross monies awarded and payable to a Participant during an Election Year under the Ferro Annual Incentive Compensation Plan, as it may be amended from time to time, unreduced by any amounts deferred under the Ferro SSOP, this Plan, or any other plan maintained by the Ferro Group
                              Company.

Change in Control             A change in the control of Ferro that is required
                              to be reported in response to Item 6(e) of
                              Schedule 14A of Regulation 14A promulgated under
                              the Exchange Act.

                                                         As Amended and Restated
                                                                   June 30, 2004
                                                                      Appendix A

            TERM                                    MEANING
            ----                                    -------

                              For purposes of this definition, a Change in Control will be deemed to have occurred if and when:

                              (a)  any "person" (as such term is used in
                                   Sections 13(d)(3) and 14(d)(2) of the
                                   Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of Ferro representing twenty-five percent
                                   (25%) or more of the combined voting power of Ferro's outstanding voting securities; or

                              (b) during any period of two consecutive years, the individuals set forth below in sub-paragraph (1) and (2) cease for any reason to constitute at least a majority of the Board of Directors:

                                   (1)  the individuals who at the beginning of
                                        such period constituted the Board of
                                        Directors, and

                                   (2)  any new director (other than a director
                                        designated by a person who has entered
                                        into an agreement or arrangement with
                                        Ferro to effect a transaction described
                                        in clause (a) or (c) of this definition) whose appointment, election, or nomination for election by Ferro's shareholders, was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose appointment, election or nomination for election was previously so approved; or

                              (c) a merger or consolidation of Ferro or one of its subsidiaries is consummated with or into any other corporation, other than a merger or consolidation which would result in the holders of the voting securities of Ferro outstanding immediately prior thereto holding securities which represent immediately after such merger or consolidation more than 50% of the combined voting power of the voting securities of either Ferro or the other entity which survives such merger or consolidation or the parent of the entity which survives such merger or consolidation;
                                   or

                              (d) a sale or disposition by Ferro of all or substantially all Ferro's assets is consummated.

Code The Internal Revenue Code of 1986, as amended, and any lawful regulations or other pronouncements promulgated that Code.

                                                         As Amended and Restated
                                                                   June 30, 2004
                                                                      Appendix A

            TERM                                    MEANING
            ----                                    -------
Deferred Compensation         An agreement executed between a Participant and
Agreement                     the Ferro Group Company whereby a Participant
                              agrees to defer a portion of the Participant's
                              Base Annual Salary, Bonus or Performance Share
                              Award as provided under this Plan, and the Ferro
                              Group Company agrees to make benefit payments in
                              accordance with the provisions of this Plan.

Dependent                     Any of the following persons who receives over
                              half of their financial support from the
                              Participant: a spouse, a son or daughter (or the
                              descendent of either); a stepson or stepdaughter;
                              a brother, sister, stepbrother or stepsister; a
                              father or mother (or ancestor of either); a
                              stepfather or stepmother; a nephew or niece; an
                              uncle or aunt; a son-in-law, daughter-in-law,
                              father-in-law, mother-in-law, brother-in-law or
                              sister-in-law; or any other person whose principal
                              place of residence is the Participant's home and
                              who is a member of the household.

Disability                    Any disability that qualifies a Participant for
                              payment of benefits under a Ferro Group Company
                              long-term disability plan. The determination of
                              whether a Participant suffers a Disability will be
                              made by the Ferro Group Company long-term
                              disability plan.

Election Year                 A calendar year in respect of which a Participant
                              makes an election under this Plan.

Elective Amount               An amount equal to the amount by which a
                              Participant's Base Annual Salary, Bonus or
                              Performance Share Award are reduced pursuant to
                              Section 3.4 of this Plan in respect of a given
                              Election Year.

Eligible Employee             An Executive Employee of a Ferro Group Company who
                              has satisfied the eligibility requirement of
                              Section 3.1 of this Plan.

Entry Date                    With respect to a given Election Year, January 1
                              of such Election Year or, with respect to an
                              employee who first becomes an Eligible Employee
                              after January 1 of that Election Year, the first
                              day of the month on or after the date the Eligible
                              Employee completes a Deferred Compensation
                              Agreement pursuant to Section 3.2 of this Plan.

ERISA                         The Employee Retirement Income Security Act of
                              1974, as amended, and any lawful regulations or pronouncements issued under that Act.

                                                         As Amended and Restated
                                                                   June 30, 2004
                                                                      Appendix A

            TERM                                    MEANING
            ----                                    -------
Exchange Act                  The Securities Exchange Act of 1934, as amended,
                              and any lawful regulations or pronouncements
                              issued under that Act.

Executive Employee            A management employee of a Ferro Group Company who
                              is in Grade 22 or higher in the Executive Payroll
                              Group and who is eligible to participate in the
                              Ferro Annual Incentive Compensation Plan.

Ferro As defined in Section 1.2 of this Plan. Such term also includes any successor corporation or business organization that subsequently assumes
                              Ferro's duties and obligations under this Plan.

Ferro Common Stock            The Common Stock of Ferro, par value $1.00, per
                              share.

Ferro Group Companies         As defined in Section 9.1 of this Plan.

Ferro SSOP                    Ferro's Savings and Stock Ownership Plan.

Financial Hardship            A severe financial hardship and unexpected need
                              for cash resulting from:

                              (a) a sudden and unexpected illness or accident of the Participant or a Dependent of the Participant,

                              (b) loss of the Participant's property due to casualty, or

                              (c)  such other similar extraordinary and
                                   unforeseeable circumstances or emergencies arising as a result of events beyond the control of the Participant, as determined in the sole discretion of the Administrator.

Long-Term Incentive           Ferro's 2003 Long-Term Incentive Compensation
Compensation Plan             Plan, as the same may be amended from time to
                              time.

Participant                   An Executive Employee of a Ferro Group Company who
                              is designated to be an Eligible Employee pursuant
                              to Section 3.2 of this Plan, who enters into a
                              Deferred Compensation Agreement, and who has
                              commenced Base Annual Salary, Bonus or Performance
                              Share Award reductions pursuant to that Deferred
                              Compensation Agreement. A Participant will cease
                              to be a Participant, and shall become a former
                              Participant, upon the earliest of the following:

                              (a)  Termination of Employment,

                                                         As Amended and Restated
                                                                   June 30, 2004
                                                                      Appendix A

            TERM                                    MEANING
            ----                                    -------
                              (b)  the date the employee ceases to be an
                                   Eligible Employee, or

                              (c) the date the employee's participation in this Plan is terminated by the Administrator pursuant to Section 4.10 of this Plan or otherwise.

Performance Share Award       The gross monies awarded and payable to a
                              Participant during an Election Year in respect of
                              Performance Shares awarded under the Long-Term
                              Incentive Compensation Plan or the prior
                              Performance Share Plan, unreduced by any amounts
                              deferred under the Ferro SSOP, this Plan, or any
                              other plan maintained by the Ferro Group Company.

Performance Share Plan        Ferro's 1997 Performance Share Plan, as amended.

Person A "person" as defined under Section 3(a)(9) of the Exchange Act as modified and used in Sections
                              13(d) and 14(d) of the Exchange Act, excluding:

                              (a)  Ferro or any of its subsidiaries;

                              (b)  a trustee or other fiduciary holding
                                   securities under an employee benefit plan of the Company (or of any of its affiliates as defined under Rule 12b-2 under Section 12 of the Exchange Act);

                              (c) an underwriter temporarily holding securities pursuant to an offering of such securities;
                                   or

                              (d) a corporation owned, directly or indirectly, by the shareholders of Ferro in substantially the same proportion as their ownership of the stock of Ferro.

this Plan                     As defined in the Introduction to this Plan.

Potential Change in Control   The occurrence of any of the following events:

                              (a) Ferro enters into an agreement which, if consummated, would result in a Change in Control;

                              (b) Ferro or any Person publicly announces an intention to take, or to consider taking, actions which, if consummated, would constitute a Change in Control;

                              (c) any Person becomes the Beneficial Owner, directly or indirectly, of securities of Ferro representing

                                                         As Amended and Restated
                                                                   June 30, 2004
                                                                      Appendix A

            TERM                                    MEANING
            ----                                    -------
                                   20% or more of the then outstanding shares of
                                   Ferro Common Stock or the combined voting
                                   power of Ferro's then outstanding securities;

                              (d)  any Person commences a solicitation (as
                                   defined under Rule 14a-1 of the Exchange Act) of proxies or consents which has the purpose of effecting or would, if successful, result in a Change in Control;

                              (e)  a tender or exchange offer for voting
                                   securities of Ferro, made by a Person, is first published or sent or given (within the meaning of Rule 14d-2(a) of the Exchange
                                   Act); or

                              (f) the Board of Directors adopts a resolution that a Potential Change in Control has occurred.

Retirement Date               The date a Participant first becomes eligible for
                              an early retirement benefit or a normal retirement
                              benefit as defined under the Ferro Corporation
                              Retirement Plan. Alternatively, in the case of a
                              Participant who is not covered under the Ferro
                              Corporation Retirement Plan, "Retirement Date"
                              means the date a Participant would first become
                              eligible for an early retirement benefit or a
                              normal retirement benefit if the Participant were
                              covered under the Ferro Corporation Retirement
                              Plan.

Termination of Employment     A Participant's cessation of service with Ferro
                              and the other Ferro Group Companies, including
                              subsidiaries and affiliates of the foregoing, for
                              any reason whatsoever, whether voluntarily or
                              involuntarily, including by reason of retirement,
                              death, or Disability.

Trust                         The trust, if any, established pursuant to Section
                              7.1 of this Plan.

Valuation Date                The last day of each quarter in the Election Year
                              and any other date or dates Ferro, in its sole
                              discretion, designates from time to time.

                                                         As Amended and Restated
                                                                   June 30, 2004
                                                                      Appendix B

                              FERRO GROUP COMPANIES

The following are the Ferro Group Companies:

                                Ferro Corporation

                                    FEM Inc.

                         Ferro Glass & Color Corporation

                       Ferro International Services, Inc.

                       Ferro Pfanstiehl Laboratories, Inc.